UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

ENCORE ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16295 (Commission File Number)	75-2759650 (IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant’s telephone number, including area code: (817) 877-9955

Item 7. Financial Statements and Exhibits
Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
Press Release

Item 7. Financial Statements and Exhibits

The exhibit listed below is being furnished pursuant to Item 12 of this Form 8-K:

(c)	Exhibits

99.1	Press Release dated July 27, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

     On July 27, 2004, Encore Acquisition Company, a Delaware corporation, issued a press release announcing quarter ended June 30, 2004 results. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information being furnished pursuant to Item 12 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: July 27, 2004	By:	/s/ Robert C. Reeves
Robert C. Reeves
Vice President, Controller and Principal Accounting Officer